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                                                                      EXHIBIT 21
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                  SUBSIDIARIES OF UNITED PARCEL SERVICE, INC.
                             AS OF MARCH 28, 2000

Name of Subsidiary                                    State of Organization    Date of Organization
------------------                                    ---------------------    --------------------
 United Parcel Service of America, Inc.               Delaware                 May 9, 1930
  Elsil Corporation                                   Illinois                 July 3, 1986
  Evind Corporation                                   Indiana                  November 6, 1969
  Merchants Parcel Delivery                           Washington               April 5, 1909
  Nubee, Inc.                                         New York                 December 9, 1943
  Oasis Wholesale Supply Corporation                  Louisiana                June 15, 1998
  Parkprop, Inc.                                      Kansas                   March 7, 1989
  Saskan Corporation                                  Kansas                   June 16, 1969
  Solacal Company                                     California               February 16, 1966
   Lacalos Corporation                                Nevada                   January 29, 1986
  Trailer Conditioners, Inc.                          Delaware                 March 22, 1982
  United Parcel Service Co.                           Delaware                 January 22, 1953
  United Parcel Service Deutshland Inc.               Delaware                 September 10, 1980
   UPS Deutschland Management LLC                     Georgia                  November 21, 1997
  United Parcel Service General Services Co.          Delaware                 November 4, 1957
  United Parcel Service Oasis Supply Corporation      Delaware                 September 9, 1997
  UPICO Corporation                                   Delaware                 December 26, 1974
  UPINSCO, INC.                                       Virgin Islands           December 1, 1994
  UPS Air Leasing, Inc.                               Delaware                 October 12, 1989
   Avenair Corporation                                Nevada                   November 14, 1994
   Nevair Corporation                                 Nevada                   November 10, 1994
  UPS Aviation Services, Inc.                         Delaware                 February 7, 1989
  UPS Aviation Technologies, Inc.                     Oregon                   March 9, 1982
  UPS Business Communications Services, Inc.          Delaware                 July 31, 1998
  UPS Capital Corporation                             Delaware                 May 28, 1998
   Glenlake Financial Corp.
   Glenlake Insurance Agency, Inc.                    Delaware                 July 29, 1998
    Glenlake Insurance Agency, Inc. of
     California                                       California               August 10, 1999
    Glenlake Insurance Agency, Inc. of
     Kentucky                                         Kentucky                 December 10, 1998
    Glenlake Insurance Agency, Inc. of Nevada         Nevada                   February 8, 2000
    Glenlake Managing General Agency, Inc.
     of Texas                                         Texas                    October 19, 1964
   UPS Capital Global Trade Finance Corporation       Delaware                 December 14, 1999
  UPS Customhouse Brokerage, Inc.                     Delaware                 April 1, 1985
  UPS e-Logistics, Inc.                               Delaware                 January 27, 2000
  UPS e-Ventures, Inc.                                Delaware                 January 27, 2000
  UPS International General Services Co.              Delaware                 August 12, 1988
  UPS International, Inc.                             Delaware                 July 5, 1988
   United Parcel Service Espana Ltd.                  Delaware                 December 4, 1992
   United Parcel Service Italia, S.R.L.               Delaware                 January 11, 1993
   UPS Global Forwarding Services, Inc.               Delaware                 March 17, 1992
   UPS International Forwarding, Inc.                 Delaware                 August 13, 1990
   UPS Latin America, Inc.                            Delaware                 November 12, 1993
   UPS of China, Inc.                                 Delaware                 April 25, 1995
   UPS of Greece, Inc.                                Delaware                 May 10, 1996
   UPS of Norway, Inc.                                Delaware                 September 25, 1992
   UPS of Portugal, Inc.                              Delaware                 June 30, 1992
  UPS Internet Services, Inc.                         Delaware                 August 8, 1997
  UPS Logistics Group, Inc.                           Delaware                 May 24, 1996
   Diversified Trimodal, Inc.                         Delaware                 July 25, 1979
   Pax Logistics International, Ltd.                  Delaware                 March 18, 1998
   Roadnet Technologies, Inc.                         Delaware                 May 12, 1986
   SonicAir, Inc.                                     Arizona                  February 16, 1995
   UPS Autogistics, Inc.                              Delaware                 January 31, 2000
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Name of Subsidiary                                    State of Organization    Date of Organization
------------------                                    ---------------------    --------------------
   UPS Logistics Group International, Inc.            Delaware                 February 3, 2000
   UPS Worldwide Logistics, Inc.                      Delaware                 December 18, 1992
    Worldwide Logistics - Nevada, Inc.                Delaware                 January 4, 1999
    Worldwide Logistics - Tristate, A UPS
     Worldwide Logistics Company                      Delaware                 June 25, 1998
   Worldwide Dedicated Services, Inc.                 Delaware                 June 9, 1995
  UPS Procurement Services Corporation                Delaware                 September 9, 1997
  UPS Professional Services, Inc.                     Delaware                 December 8, 1997
  UPS Properties, Inc.                                Delaware                 May 9, 1990
   El Paso Distribution Center, Inc. (One)            Texas                    September 17, 1990
   El Paso Distribution Center, Inc. (Two)            Texas                    September 17, 1990
   Tri-State Distribution, Inc. (One)                 Illinois                 September 14, 1990
   Tri-State Distribution, Inc. (Two)                 Illinois                 September 14, 1990
   Tri-State Distribution, Inc. (Three)               Illinois                 September 14, 1990
   Tri-State Distribution, Inc. (Four)                Illinois                 September 14, 1990
   Tri-State Distribution, Inc. (Five)                Illinois                 September 14, 1990
   Vista Distribution Center, Inc. (One)              Nevada                   September 14, 1990
   Vista Distribution Center, Inc. (Two)              Nevada                   September 14, 1990
   Vista Distribution Center, Inc. (Three)            Nevada                   September 14, 1990
   Vista Distribution Center, Inc. (Four)             Nevada                   September 14, 1990
   Vista Distribution Center, Inc. (Five)             Nevada                   September 14, 1990
  UPS Telecommunications, Inc.                        Delaware                 April 25, 1990
  UPS Worldwide Forwarding, Inc.                      Delaware                 August 12, 1988
   BT Property Holdings, Inc.                         Delaware                 June 25, 1999
    BT Property, LLC                                  Delaware                 June 4, 1999
   United Parcel Service, Inc.                        New York                 June 27, 1930
    BT Realty Holdings, Inc.                          Delaware                 May 18, 1999
     BT Realty, Inc.                                  Maryland                 May 12, 1999
      BT-Newyo, LLC                                   Delaware                 June 11, 1999
       Condel, LLC                                    Delaware                 June 11, 1999
    C.C. & E. Holding, LLC                            Delaware                 June 11, 1999
     C.C. & E. I, L.L.C.                              Delaware                 February 22, 1996
   United Parcel Service, Inc.                        Ohio                     March 19, 1934
    BT Realty Holdings II, Inc.                       Delaware                 May 18, 1999
     BT Realty II, Inc.                               Maryland                 May 12, 1999
      BT-OH, LLC                                      Delaware                 June 4, 1999
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International Subsidiaries

Name of Subsidiary                                    State of Organization    Date of Organization
------------------                                    ---------------------    --------------------
UPS de Argentina, S.A                                 Argentina                September 25, 1998
United Parcel Service Pty. Ltd.                       Australia                December 7, 1990
UPS Pty. Ltd.                                         Australia                january 19, 1990
United Parcel Service
Speditionsgesellschaft m.b.H.                         Austria                  September 2, 1986
UPS AZ                                                Azerbaijan               January 29, 1998
United Parcel Service (Bahrain) WLL                   Bahrain                  February 19, 1983
UPS Belarus                                           Belarus                  February 10, 1997
United Parcel Service Belgium N.V                     Belgium                  December 22, 1988
UPS Europe N.V./S.A                                   Belgium                  September 24, 1996
United Parcel Service (Bermuda) Ltd.                  Bermuda                  June 25, 1985
UPS of Bermuda, Inc.                                  Bermuda                  June 25, 1985
UPS Re Ltd.                                           Bermuda                  October 29, 1999
UPS do Brasil & Cia                                   Brazil                   January 24, 1994
2855-8278 Quebec Inc.                                 Canada                   April 24, 1991
724352 Ontario Limited                                Canada                   June 19, 1987
United Parcel Service Canada Ltd.                     Canada                   September 19, 1974
UPS Logistics Group Canada Ltd.                       Canada                   December 1, 1998
United Parcel Service Cayman Islands Limited          Cayman Islands           June 5, 1992
UPS Cayman Limited                                    Cayman Islands           July 28, 1999
United Parcel Service Chile Limitada                  Chile                    January 14, 1997
UPS De San Jose, S.A.                                 Costa Rica               July 27, 1995
United Parcel Service Czech Republic S.R.O.           Czech Republic           July 29, 1998
UPS Denmark A/S                                       Denmark                  January 1, 1989
UPS Dominicana S.A.                                   Dominican Republic       June 18, 1997
United Parcel Services Finland OY                     Finland                  January 28, 1987
Finon S.A.                                            France                   February 21, 1989
United Parcel Service France S.N.C.                   France                   March 31, 1994
UPS Worldwide Logistics SARL                          France                   August 14,1997
UPS Georgia                                           Georgia                  March 17, 1997
Prost-Transports S.A. Speditionsgesellschaft gmbH     Germany                  1989
UPS Air Cargo Service GmbH                            Germany                  January 12, 1988
UPS Deutschland Inc. and Co. OHG                      Germany                  October 12, 1997
UPS Grundstuecksverwaltungs GmbH                      Germany                  February 25, 1985
UPS Holding GmbH                                      Germany                  January 9, 1976
UPS Transport GmbH                                    Germany                  August 5, 1976
UPS Transport GmbH II                                 Germany                  July 23, 1990
UPS Worldwide Logistics GmbH                          Germany                  August 17, 1993
UPS Capital Global Trade Finance (HK) Limited         Hong Kong                December 29, 1999
UPS Parcel Delivery Service Limited                   Hong Kong                November 6, 1987
UPS Hungary kft                                       Hungary                  November 1, 1997
United Parcel Service CSTC Ireland Limited            Ireland                  June 8, 1995
United Parcel Service of Ireland Limited              Ireland                  March 25, 1986
United Parcel Service Italia, S.R.L                   Italy                    July 30, 1986
UPS Japan Limited                                     Japan                    October 14, 1986
United Parcel Service Jersey Limited                  Jersey                   October 23, 1973
UPS (KZ)                                              Kazaksthan               December 20, 1996
UPS-Korea Express Company Ltd.                        Korea                    January 30, 1996
United Parcel Service (M)Sdn. Bhd.                    Malaysia                 August 17, 1988
United Parcel Service de Mexico S.A. de C.V.          Mexico                   November 22, 1989
UPS Worldwide Logistics de Mexico                     Mexico                   June 3, 1996
UPS Plus SRL (Moldova)                                Moldova                  July 25, 1997
Prost-Transports Frankrijk B.V.                       Netherlands              July 20, 1988
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Name of Subsidiary                                    State of Organization    Date of Organization
------------------                                    ---------------------    --------------------
United Parcel Service Nederland B.V.                  Netherlands              December 19, 1985
UPS Worldwide Logistics Nederland BV                  Netherlands              January 31, 1996
United Parcel Service Nigeria Ltd.                    Nigeria                  December 28, 1978
UPS Norge A/S                                         Norway                   August 8, 1986
UPS-Delbros International Express Co. Ltd.            Philippines              February 27, 1997
UPS International General Services Co.                Philippines              November 19, 1996
UPS of Portugal - Transportes Internacionais
 de Mercadorias Lda                                   Portugal                 September 12, 1997
United Parcel Service (Rus) o.o.o.                    Russia                   May 31, 1999
UPS Sovtransavto                                      Russia                   December 1, 1989
United Parcel Service Singapore PTE Ltd.              Singapore                June 15, 1988
UPS Worldwide Logistics Asia Pte., Inc.               Singapore                November 17, 1995
Sociedad Iversora Sanrelman, S.A.                     Spain                    November 17, 1988
United Parcel Service Espana Ltd.
 Y Compania, S.R.C.                                   Spain                    January 1, 1993
UPS Spain, S.L.                                       Spain                    March 9, 1988
United Parcel Service Sweden AB                       Sweden                   January 1, 1966
United Parcel Service (Switzerland)                   Switzerland              August 28, 1986
UPS Parcel Delivery Service Limited                   Thailand                 September 28, 1988
Ukrainian Parcel Service                              Ukraine                  March 11, 1994
Atexco (1991) Limited                                 United Kingdom           March 6, 1985
Atlasair Limited                                      United Kingdom           July 24, 1947
Carryfast Limited                                     United Kingdom           August 4, 1941
United Parcel Service of America                      United Kingdom           October 28, 1991
UPS Air Couriers of America Ltd.                      United Kingdom           February 11, 1969
UPS Capital Global Trade Finance (U.K.) Ltd.          United Kingdom           May 7, 1999
UPS (UK) Limited                                      United Kingdom           October 2, 1984
UPS Limited                                           United Kingdom           July 24, 1985
UPS of America Limited                                United Kingdom           March 5, 1985
UPS Worldwide Logistics Ltd.                          United Kingdom           November 28, 1995
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